UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2005

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

       DELAWARE                      333-56857                  39-1927923
       DELAWARE                     333-56857-01                39-1928505
       DELAWARE                     333-56857-02                52-2055893
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
 of incorporation)                                        Identification Number)

                           Shepard Street P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
           (Address of principal executive offices including zip code)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
--------------------------------------------------------

On August 10, 2005, Alliance Laundry Holdings LLC issued a press release describing its results of operations for the quarter and six months ended June 30, 2005. This press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------
(c)  Exhibits

     99.1    Alliance Laundry Holdings LLC press release dated August 10, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ALLIANCE LAUNDRY SYSTEMS LLC
                                         (Registrant)
DATE:  August 10, 2005                   /s/ Thomas L'Esperance
                                         ---------------------------------------
                                         Thomas L'Esperance
                                         CEO & President

                                         /s/ Bruce P. Rounds
                                         ---------------------------------------
                                         Bruce P. Rounds
                                         Vice President Chief Financial Officer


                                         ALLIANCE LAUNDRY CORPORATION
                                         (Registrant)
DATE:  August 10, 2005                   /s/ Thomas L'Esperance
                                         ---------------------------------------
                                         Thomas L'Esperance
                                         CEO & President

                                         /s/ Bruce P. Rounds
                                         ---------------------------------------
                                         Bruce P. Rounds
                                         Vice President Chief Financial Officer


                                         ALLIANCE LAUNDRY HOLDINGS LLC
                                         (Registrant)
DATE:  August 10, 2005                   /s/ Thomas L'Esperance
                                         ---------------------------------------
                                         Thomas L'Esperance
                                         CEO & President

                                         /s/ Bruce P. Rounds
                                         ---------------------------------------
                                         Bruce P. Rounds
                                         Vice President Chief Financial Officer

                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                           Dated as of August 10, 2005


Exhibit No.                                                          Furnished
                                                                      Herewith
    99.1 Press  Release  dated  August 10, 2005,  regarding  the          X
         earnings of Alliance Laundry Holdings LLC for the quarter and six months ended June 30, 2005.